Intralinks Announces First Quarter 2013 Results

M&A Revenue increases 22% year-over-year; new Intralinks VIATM enterprise collaboration cloud service released

NEW YORK, NY - May 8, 2013 - Intralinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its first quarter of 2013.

“We delivered revenue and profitability above our guidance range, powered by strong M&A revenue growth,” said Ron Hovsepian, Intralinks' president and CEO. “Our market leading M&A platform and unmatched customer service are driving meaningful market share gains as our M&A business continues to be an attractive growth engine. Additionally, we expanded our strategic market position with the acquisitions of PE-Nexus and MergerID which combined creates the largest community for online deal sourcing for our advisors.”

“In April we released Intralinks VIA, our new cloud service for secure, beyond-the-firewall enterprise collaboration. Intralinks VIA will include a broad range of capabilities that go beyond simple file sharing, including document-level security, the unique ability to UNshare™ as easily as share, support for team collaboration in work spaces, and global, enterprise-class support. Launching Intralinks VIA on time is an important milestone for us and we believe it will position us for improved long-term growth. This builds on our enterprise strength, where Intralinks was recently named the number one vendor in the team platforms and social software suites market* for 2012 by Gartner Research.”

First Quarter 2013

Total revenue was $55.0 million, compared to $50.8 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.9 million, compared to $23.3 million for the corresponding quarter last year.

▪	M&A revenue was $24.3 million, compared to $20.0 million for the corresponding quarter last year.

▪	DCM revenue was $6.8 million, compared to $7.5 million for the corresponding quarter last year.

GAAP (generally accepted accounting principles) gross margin was 71.7%, compared to 69.5% for the corresponding quarter last year. Non-GAAP gross margin was 75.6%, compared to 76.2% for the corresponding quarter last year.

GAAP operating loss was ($4.3) million, compared to ($5.7) million for the corresponding quarter last year. Non-GAAP adjusted operating income was $3.7 million, compared to $2.8 million for the corresponding quarter last year.

GAAP net loss was ($4.6) million, compared to ($5.6) million for the corresponding quarter last year. GAAP net loss per share for the first quarter was ($0.08) on the basis of 54.9 million shares outstanding. In the comparable period of the prior year, GAAP net loss per share was ($0.10) on the basis of 54.2 million shares outstanding.

Non-GAAP adjusted net income was $1.0 million, compared to $1.1 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.02 on the basis of 55.3 million diluted shares. In the corresponding quarter for the prior year, non-GAAP adjusted net income per share was $0.02 on the basis of 54.7 million diluted shares.

Non-GAAP adjusted EBITDA was $8.5 million, compared to $7.1 million for the corresponding quarter last year.

Cash flow from operations was $7.9 million, compared to $1.5 million in the corresponding quarter last year.

Business Outlook:

Based on information available as of May 8, 2013, Intralinks is providing guidance for the second quarter and full year 2013 as follows:

Second Quarter 2013

Revenue: $53 million to $55 million
GAAP operating loss: ($4.0) million to ($6.0) million
Non-GAAP adjusted operating income: $2.0 million to $3.5 million
Non-GAAP adjusted EBITDA: $7.0 million to $8.5 million
GAAP net loss per share: ($0.06) to ($0.08)
Non-GAAP net income per share: $0.00 to $0.02

Full Year 2013

Revenue: $218 million to $224 million
GAAP operating loss: ($14.8) million to ($17.8) million
Non-GAAP adjusted operating income: $14.0 million to $17.0 million
Non-GAAP adjusted EBITDA: $34 million to $37 million
GAAP net loss per share: ($0.22) to ($0.25)
Non-GAAP net income per share: $0.10 to $0.14

Quarterly Conference Call

In conjunction with this announcement, Intralinks will host a conference call on Wednesday, May 8, 2013, at 5:00 p.m. Eastern Time to discuss the company's financial results and business outlook. To access this call, dial 866-524-3160 (domestic) or 412-317-6760 (international). A passcode is not required. The call will also be webcast live on the investor relations section of the Intralinks website at www.intralinks.com/ir. In conjunction with this call, there will also be slides with supplemental information available at that same website location.

Following the conference call, a replay will be available until May 15, 2013 at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10027741. An archived webcast of the call will also be available on the investor relations section on the Intralinks website at www.intralinks.com/ir.

* Gartner 'Market Share: All Software Markets, Worldwide, 2012,' March 2013, G00250533 is an annual report that provides detailed market share for infrastructure and application software for all the world's major regions. For the report, Gartner analyzes revenues for nearly 400 software vendors for 20 software markets and 104 software submarkets in 53 countries.

About Intralinks

Intralinks Holdings, Inc. (NYSE: IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. Through innovative Software-as-a-Service solutions, Intralinks solutions are designed to enable the secure and compliant exchange, control, and management of information between organizations when working through the firewall. More than 2 million professionals at 800 of the Fortune 1000 companies depend on Intralinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $19 trillion, Intralinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.intralinks.com.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share and non-GAAP adjusted EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

▪	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets.

▪
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, and (4) costs related to public stock offerings.

▪
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

▪	Non-GAAP net income per share represents non-GAAP adjusted net income defined above divided by dilutive shares outstanding.

▪
Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other expense (income), net, (8) impairment charges or asset write-offs, and (9) costs related to public stock offerings.

▪	Free cash flow represents cash flows from operations less capital expenditures and capitalized software development costs.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. In addition, free cash flow provides management with useful information for managing the cash needs of our business. Management also believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in this press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2012. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Intralinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

“Intralinks” and the Intralinks logo are registered trademarks of Intralinks, Inc. © 2013. All rights reserved.

Investor Contact:
David Roy
Intralinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
Intralinks Holdings, Inc.
508-574-2016
ibruce@intralinks.com

Intralinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share and per Share Data)
(unaudited)

	March 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$40,793	$43,798
Accounts receivable, net of allowances of $3,173 and $2,927, respectively	38,598	37,667
Investments	33,934	31,549
Deferred taxes	8,281	7,469
Prepaid expenses and other current assets	9,753	8,992
Total current assets	131,359	129,475
Fixed assets, net	11,206	10,645
Capitalized software, net	28,097	26,295
Goodwill	215,478	215,478
Other intangibles, net	100,906	106,750
Other assets	740	1,111
Total assets	$487,786	$489,754
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,531	$4,451
Accrued expenses and other current liabilities	17,001	21,350
Deferred revenue	42,042	40,719
Total current liabilities	69,574	66,520
Long term debt	74,923	75,238
Deferred taxes	18,951	21,135
Other long term liabilities	4,676	4,809
Total liabilities	168,124	167,702
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as of March 31, 2013 and December 31, 2012	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 55,560,081 and 55,486,651 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	56	55
Additional paid-in capital	421,844	419,618
Accumulated deficit	(101,991)	(97,436)
Accumulated other comprehensive loss	(247)	(185)
Total stockholders' equity	319,662	322,052
Total liabilities and stockholders' equity	$487,786	$489,754

Intralinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Revenue	$55,021	$50,785
Cost of revenue	15,566	15,505
Gross profit	39,455	35,280
Operating expenses:
Product development	4,678	4,440
Sales and marketing	24,914	24,392
General and administrative	14,138	12,165
Total operating expenses	43,730	40,997
Loss from operations	(4,275)	(5,717)
Interest expense	1,122	2,136
Amortization of debt issuance costs	112	191
Other expense (income), net	779	(1,238)
Net loss before income tax	(6,288)	(6,806)
Income tax benefit	(1,733)	(1,222)
Net loss	$(4,555)	$(5,584)
Net loss per common share
Basic	$(0.08)	$(0.10)
Diluted	$(0.08)	$(0.10)
Weighted average number of shares used in calculating net loss per share
Basic	54,913,773	54,191,872
Diluted	54,913,773	54,191,872

Intralinks Holdings, Inc.

Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Net loss	$(4,555)	$(5,584)
Adjustments to reconcile net (loss) to net cash provided by operating activities:
Depreciation and amortization	4,831	4,279
Stock-based compensation expense	2,116	1,345
Amortization of intangible assets	5,844	7,157
Amortization of deferred costs	398	444
Provision for bad debts and customer credits	359	231
Loss on disposal of fixed assets	—	16
Change in deferred taxes	(2,953)	(3,947)
Gain on interest rate swap	—	(703)
Currency remeasurement gain	(171)	(37)
Changes in operating assets and liabilities:
Accounts receivable	(1,141)	(462)
Prepaid expenses and other current assets	(326)	(1,460)
Other assets	370	128
Accounts payable	6,079	(144)
Accrued expenses and other liabilities	(4,110)	1,581
Deferred revenue	1,190	(1,315)
Net cash provided by operating activities	7,931	1,529
Cash flows from investing activities:
Capital expenditures	(1,814)	(402)
Cash restricted for acquisition	(602)	—
Capitalized software development costs	(5,356)	(5,769)
Purchase of short-term investments	(10,116)	—
Maturity of short-term investments	7,500	13,500
Net cash (used in) provided by investing activities	(10,388)	7,329
Cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	112	254
Repayments of outstanding financing arrangements	(347)	(148)
Repayments of outstanding principal on long-term debt	(205)	(246)
Net cash used in financing activities	(440)	(140)
Effect of foreign exchange rate changes on cash and cash equivalents	(108)	154
Net (decrease) increase in cash and cash equivalents	(3,005)	8,872
Cash and cash equivalents at beginning of period	43,798	46,694
Cash and cash equivalents at end of period	40,793	$55,566

Intralinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Gross profit	$39,455	$35,280
Gross margin	71.7%	69.5%
Cost of revenue – stock-based compensation expense	168	108
Cost of revenue – amortization of intangible assets	1,988	3,309
Non-GAAP Gross profit	$41,611	$38,697
Non-GAAP Gross margin	75.6%	76.2%
Loss from operations	$(4,275)	$(5,717)
Stock-based compensation expense	2,116	1,345
Amortization of intangible assets	5,844	7,157
Non-GAAP adjusted Operating income	$3,685	$2,785
Net loss before income tax	$(6,288)	$(6,806)
Stock-based compensation expense	2,116	1,345
Amortization of intangible assets	5,844	7,157
Non-GAAP adjusted net income before tax	1,672	1,696
Non-GAAP income tax provision	635	644
Non-GAAP adjusted net income	$1,037	$1,052
Net loss	$(4,555)	$(5,584)
Interest expense	1,122	2,136
Income tax benefit	(1,733)	(1,222)
Depreciation and amortization	4,831	4,279
Amortization of intangible assets	5,844	7,157
Stock-based compensation expense	2,116	1,345
Amortization of debt issuance costs	112	191
Other expense (income), net	779	(1,238)
Non-GAAP adjusted EBITDA	$8,516	$7,064
Non-GAAP adjusted EBITDA margin	15.5%	13.9%
Cash flow provided by operations	$7,931	$1,529
Capital expenditures	(1,814)	(402)
Capitalized software development costs	(5,356)	(5,769)
Free cash flow	$761	$(4,642)

Intralinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending June 30, 2013	Year Ending December 31, 2013
Gross profit	$38,340	$159,296
Gross margin	71.0%	72.1%
Cost of revenue - stock-based compensation expense	160	638
Cost of revenue - amortization of intangible assets	1,983	7,938
Non-GAAP gross profit	$40,483	$167,872
Non-GAAP gross margin	75.0%	76.0%

Loss from operations	(5,079)	(15,820)
Stock-based compensation expense	1,995	7,974
Amortization of intangible assets	5,834	23,346
Non-GAAP adjusted operating income	$2,750	$15,500

Net loss before income tax	$(6,504)	$(21,042)
Stock-based compensation expense	1,995	7,974
Amortization of intangible assets	5,834	23,346
Non-GAAP adjusted net income before tax	1,325	10,278
Non-GAAP income tax expense	503	3,906
Non-GAAP adjusted net income	$822	$6,372

Net loss	$(4,033)	$(13,046)
Interest expense	1,127	4,533
Income tax benefit	(2,472)	(7,996)
Depreciation and amortization	5,000	20,000
Amortization of intangible assets	5,834	23,346
Stock-based compensation expense	1,995	7,974
Amortization of debt issuance costs	73	185
Other (income), net	226	504
Non-GAAP adjusted EBITDA	$7,750	$35,500
Non-GAAP adjusted EBITDA margin	14.4%	16.1%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.